MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND    Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS July 31, 2000

DEAR SHAREHOLDER:

The six-month period ended July 31, 2000 was a turbulent one for the U.S. markets. As evidence grew that the economy was on the verge of overheating, the Federal Reserve Board raised interest rates by a total of 100 basis points. Interest rates on intermediate-term Treasuries were highly volatile during the period, as were spreads on mortgage-backed securities. Spreads are differences in yield between types of fixed-income securities, in this case, Treasuries and mortgage-backed securities. Five-year Treasuries ranged in yield between 6.81 percent and 6.08 percent. On July 31, 2000, the five-year Treasury note was yielding 6.15 percent, compared to 6.68 percent six months earlier.

During the first quarter of 2000, spreads on mortgage-backed securities widened from where they stood in late 1999. In May and June these spreads began to narrow, but by July they had widened again. These spread movements were indicative of reactions to the changes in the federal funds rate and anticipation of possible future actions by the Fed. The effect was less pronounced for long-term Treasuries, which benefited from the federal government's program of buying back outstanding debt and a reduction in U.S. government debt issuance due to the budget surplus. The subsequent reduction in supply of long-term Treasuries resulted in an inverted yield curve, on which short-term Treasury yields are higher than those of longer-term Treasuries.

The Department of Justice moved against Microsoft, and President Clinton spoke of potential controls on the patenting of biotechnology. This combination of events caused concerns about a possible slowdown in the deployment of new technology, which in turn led to a sharp correction in the Nasdaq.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

The markets rebounded toward the end of the second quarter, as inflation data became more benign and the economy began to slow. The best-performing sectors for the period were those that would benefit from a soft landing, including financial services, real estate and utilities, as well as steady growth sectors such as consumer staples and pharmaceuticals.

PERFORMANCE AND PORTFOLIO

For the period under review, Morgan Stanley Dean Witter Balanced Income Fund's Class C shares produced a total return of 0.52 percent, compared to 3.20 percent for the Standard & Poor's 500 Stock Index (S&P 500)(1) and 5.31 percent for the Lehman Brothers Government/Credit Index.(2) For the same period the Fund's Class A, B and D shares earned 0.85 percent, 0.53 percent and 0.98 percent respectively. The performance of the Fund's four share classes varies because of differing expenses. The total return figures given assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.

The Fund's underperformance relative to the S&P 500 can be attributed primarily to its equity portion's value-oriented methodology, because value investing in general was out of favor during the period. The fixed-income component underperformed the Lehman index as a result of its underweighting in longer-term U.S. Treasuries.

As of July 31, 2000, the Fund's net assets totaled more than $69 million. The Fund's portfolio mix is 65 percent fixed-income instruments and 35 percent equities. As of July 31, 2000, the Fund's fixed-income portfolio was invested as follows: 64 percent in mortgage-backed securities, 23 percent in U.S. agency obligations, 7 percent in U.S. Treasuries, 3 percent in U.S. corporate obligations and the balance in cash equivalents. Over the course of the period, the Fund's cash equivalent reserves were drawn down as cash flows warranted. This action, coupled with some minor rebalancing of the portfolio, enabled us to increase the Fund's exposure to both U.S. agency obligations and U.S. Treasuries while reducing its exposure to mortgage-backed securities.

---------------------
(1)The Standard & Poor's 500 Index (S&P 500) is a broad-based index the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(2)The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

Since late last year, the Fund's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. Consequently, the Fund took steps to restructure its portfolio during the period, initiating positions in Electronic Data Systems, Quaker Oats and Sears.

LOOKING AHEAD

We continue to believe that the outlook for the financial markets and the economy is favorable. As inflation seems poised to remain low, we believe that the strength in the economy has finally begun to slow as well. As a result, it is becoming increasingly less likely that we will see any further interest-rate tightening in the near future. Adjustments to the maturity structure and composition of the Fund will be made as conditions warrant and attractive opportunities become available.

We appreciate your support of Morgan Stanley Dean Witter Balanced Income Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

FUND PERFORMANCE July 31, 2000


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

               CLASS A SHARES*
----------------------------------------------
PERIOD ENDED 7/31/00
-------------------------
1 Year                     (1.31)%(1) (6.49)%(2)
Since Inception (7/28/97)  4.77 %(1)  2.91 %(2)

               CLASS B SHARES**
----------------------------------------------
PERIOD ENDED 7/31/00
-------------------------
1 Year                     (2.02)%(1) (6.61)%(2)
Since Inception (7/28/97)  3.97 %(1)  3.41 %(2)

               CLASS C SHARES+
----------------------------------------------
PERIOD ENDED 7/31/00
-------------------------
1 Year                     (2.02)%(1) (2.94)%(2)
5 Years                    7.78 %(1)  7.78 %(2)
Since Inception (3/28/95)  8.65 %(1)  8.65 %(2)

               CLASS D SHARES++
----------------------------------------------
PERIOD ENDED 7/31/00
-------------------------
1 Year                     (1.06)%(1)
Since Inception (7/28/97)  5.01 %(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

*    The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

PORTFOLIO OF INVESTMENTS July 31, 2000 (unaudited)

NUMBER OF
 SHARES                                        VALUE
-------------------------------------------------------
            COMMON STOCKS (35.3%)
            Aerospace (1.3%)
 15,500     United Technologies Corp. ....  $   904,813
                                            -----------

            Aluminum (1.2%)
 29,000     Alcoa, Inc. ..................      877,250
                                            -----------

            Auto Parts: O.E.M. (1.2%)
 57,000     Delphi Automotive Systems
             Corp. .......................      844,313
                                            -----------
            Beverages - Non-Alcoholic (1.3%)
 20,500     PepsiCo, Inc. ................      939,156
                                            -----------
            Construction/Agricultural
             Equipment/ Trucks (1.3%)
 23,000     Deere & Co. ..................      886,938
                                            -----------
            Department Stores (1.2%)
 27,500     Sears, Roebuck & Co. .........      821,562
                                            -----------
            Discount Chains (1.3%)
 30,000     Target Corp. .................      870,000
                                            -----------
            Diversified Manufacturing (1.4%)
 10,500     Minnesota Mining &
             Manufacturing Co. ...........      945,656
                                            -----------

            E.D.P. Services (1.3%)
 21,000     Electronic Data Systems
             Corp. .......................      903,000
                                            -----------

            Electric Utilities (2.5%)
 31,500     GPU, Inc. ....................      834,750
 21,500     Unicom Corp. .................      882,843
                                            -----------
                                              1,717,593
                                            -----------
            Electronic Data Processing (1.3%)
  8,000     International Business
             Machines Corp. ..............      899,500
                                            -----------
            Finance Companies (1.3%)
 34,500     Associates First Capital Corp.
             (Class A)....................      903,469
                                            -----------

            Forest Products (1.3%)
 19,500     Weyerhaeuser Co. .............      890,906
                                            -----------
            Major Banks (2.5%)
 18,500     Bank of America Corp. ........      876,437
 48,000     KeyCorp.......................      843,000
                                            -----------
                                              1,719,437
                                            -----------
            Major Chemicals (1.2%)
 19,000     Du Pont (E.I.) de Nemours &
             Co., Inc. ...................      860,938
                                            -----------

NUMBER OF
 SHARES                                        VALUE
-------------------------------------------------------

            Major Pharmaceuticals (1.2%)
 17,500     Bristol-Myers Squibb Co. .....  $   868,438
                                            -----------

            Major U.S. Telecommunications (1.2%)
 26,500     AT&T Corp. ...................      819,844
                                            -----------

            Motor Vehicles (2.4%)
 18,500     Ford Motor Co. ...............      861,405
 14,000     General Motors Corp. .........      797,125
                                            -----------
                                              1,658,530
                                            -----------

            Multi-Sector Companies (1.3%)
 17,500     General Electric Co. .........      900,156
                                            -----------

            Oil/Gas Transmission (1.3%)
 12,000     Enron Corp. ..................      883,500
                                            -----------

            Other Metals/Minerals (1.3%)
 22,000     Phelps Dodge Corp. ...........      895,125
                                            -----------

            Package Goods/Cosmetics (1.3%)
 15,500     Procter & Gamble Co. .........      881,563
                                            -----------

            Packaged Foods (1.2%)
 12,000     Quaker Oats Company (The).....      807,000
                                            -----------

            Railroads (1.3%)
 36,000     CSX Corp. ....................      893,250
                                            -----------

            Semiconductors (1.2%)
 13,000     Intel Corp. ..................      867,750
                                            -----------

            TOTAL COMMON STOCKS
            (Cost $23,254,777)............   24,459,687
                                            -----------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            CORPORATE BONDS (1.9%)
            Finance Companies (1.3%)
            Associates Corp. of North America
 $  500      6.01% due 02/07/03...........      480,420
    500      6.25% due 11/01/08...........      450,355
                                            -----------
                                                930,775
                                            -----------

            Major U.S. Telecommunications (0.6%)
            MCI WorldCom, Inc.
    400      6.40% due 08/15/05...........      381,704
                                            -----------

            TOTAL CORPORATE BONDS
            (Cost $1,428,100).............    1,312,479
                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

PORTFOLIO OF INVESTMENTS July 31, 2000 (unaudited) continued


PRINCIPAL
AMOUNT IN
THOUSANDS                                      VALUE
-------------------------------------------------------
            U.S. GOVERNMENT & AGENCY
            OBLIGATIONS (19.9%)
            Federal Farm Credit Banks
 $  900      5.92% due 12/29/04...........  $   862,182
                                            -----------

            Federal Home Loan Banks
  1,000      0.00% due 02/25/04...........      782,980
  2,000      0.00% due 07/02/12...........      745,760
  1,000      5.88% due 11/25/08...........      908,380
  1,200      5.96% due 02/05/08...........    1,110,888
                                            -----------
                                              3,548,008
                                            -----------
            Federal National Mortgage
             Assoc.
  1,000      6.55% due 11/21/07...........      956,260
    500      6.75% due 07/30/07...........      479,510
                                            -----------
                                              1,435,770
                                            -----------
            Resolution Funding Corp.
             (Coupon Strips)
  1,500      0.00% due 10/15/04...........    1,143,075
  1,300      0.00% due 01/15/06...........      916,604
  3,000      0.00% due 01/15/08...........    1,869,960
                                            -----------
                                              3,929,639
                                            -----------
            Tennessee Valley Authority
    740      0.00% due 10/15/04...........      554,734
                                            -----------

            U.S. Treasury Notes
  1,200      5.625% due 02/15/06..........    1,167,732
  1,000      6.125% due 08/15/07..........      996,840
    500      6.25% due 02/15/07...........      501,835
                                            -----------
                                              2,666,407
                                            -----------
            U.S. Treasury Strips
  1,000      0.00% due 02/15/05...........      758,130
                                            -----------

            TOTAL U.S. GOVERNMENT & AGENCY
            OBLIGATIONS
            (Cost $14,470,108)............   13,754,870
                                            -----------

            U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
            SECURITIES (42.4%)
            Federal National Mortgage Assoc.
    940      6.00% due 10/01/28...........      862,109
  1,369      6.00% due 02/01/11-04/01/13..    1,295,623
  1,487      6.50% due 01/01/13-06/01/13..    1,435,307
    868      6.50% due 04/01/28-06/01/28..      819,732
  2,178      7.00% due 08/01/25-02/01/29..    2,103,072
    991      7.00% due 07/01/11-06/01/12..      972,649
  2,059      7.50% due 01/01/23-05/01/27..    2,028,619
    523      8.00% due 05/01/24-07/01/26..      524,968
                                            -----------
                                             10,042,079
                                            -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                      VALUE
-------------------------------------------------------

            Government National Mortgage Assoc. I
 $4,684      6.00% due 06/15/28-12/15/28..  $ 4,315,467
  5,106      6.50% due 08/15/27-05/15/29..    4,840,763
  1,086      7.00% due 04/15/24-06/15/29..    1,054,020
  1,066      7.50% due 08/15/25-10/15/26..    1,055,218
    459      8.00% due 06/15/26-07/15/26..      462,292
                                            -----------
                                             11,727,760
                                            -----------

            Government National Mortgage Assoc. II
  6,225      6.50% due 04/20/28-03/20/29..    5,873,317
  1,788      7.00% due 02/20/26-06/20/27..    1,725,789
                                            -----------
                                              7,599,106
                                            -----------

            TOTAL U.S. GOVERNMENT AGENCY
            MORTGAGE-BACKED SECURITIES
            (Cost $30,669,691)............   29,368,945
                                            -----------

            SHORT-TERM INVESTMENT (1.7%)
            REPURCHASE AGREEMENT
  1,177     The Bank of New York 6.50% due
             08/01/00 (dated 07/31/00;
             proceeds $1,177,569) (a)
             (Cost $1,177,357)............    1,177,357
                                            -----------


TOTAL INVESTMENTS
(Cost $71,000,033) (b)..........   101.2%    70,073,338

LIABILITIES IN EXCESS OF
OTHER ASSETS...................     (1.2)      (832,668)
                                   -----    -----------

NET ASSETS......................   100.0%   $69,240,670
                                   =====    ===========

---------------------
(a) Collateralized by $1,167,709 U.S. Treasury Note 6.50% due 02/28/02 valued at $1,200,908.
(b) The aggregate cost for federal income tax purposes approximates the aggregated cost for book purposes. The aggregate gross unrealized appreciation is $3,724,881 and the aggregate gross unrealized depreciation is $4,651,576, resulting in net unrealized depreciation of $926,695.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000 (unaudited)
ASSETS:
Investments in securities, at value (cost $71,000,033)......  $70,073,338
Receivable for:
    Interest................................................      335,270
    Investments sold........................................      155,360
    Dividends...............................................       66,387
    Shares of beneficial interest sold......................       17,993
Prepaid expenses............................................       66,090
                                                              -----------
    TOTAL ASSETS............................................   70,714,438
                                                              -----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............    1,339,307
    Plan of distribution fee................................       58,563
    Investment management fee...............................       36,561
Accrued expenses............................................       39,337
                                                              -----------
    TOTAL LIABILITIES.......................................    1,473,768
                                                              -----------
    NET ASSETS..............................................  $69,240,670
                                                              ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $71,434,644
Net unrealized depreciation.................................     (926,695)
Accumulated undistributed net investment income.............      334,129
Accumulated net realized loss...............................   (1,601,408)
                                                              -----------
    NET ASSETS..............................................  $69,240,670
                                                              ===========
CLASS A SHARES:
Net Assets..................................................   $2,038,151
Shares Outstanding (unlimited authorized, $.01 par value)...      179,744
    NET ASSET VALUE PER SHARE...............................       $11.34
                                                              ===========
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........       $11.97
                                                              ===========
CLASS B SHARES:
Net Assets..................................................  $43,545,080
Shares Outstanding (unlimited authorized, $.01 par value)...    3,847,524
    NET ASSET VALUE PER SHARE...............................       $11.32
                                                              ===========
CLASS C SHARES:
Net Assets..................................................  $23,577,387
Shares Outstanding (unlimited authorized, $.01 par value)...    2,081,888
    NET ASSET VALUE PER SHARE...............................       $11.33
                                                              ===========
CLASS D SHARES:
Net Assets..................................................      $80,052
Shares Outstanding (unlimited authorized, $.01 par value)...        7,067
    NET ASSET VALUE PER SHARE...............................       $11.33
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

STATEMENT OF OPERATIONS
For the six months ended July 31, 2000 (unaudited)
NET INVESTMENT INCOME:
INCOME
Interest....................................................  $ 1,744,144
Dividends...................................................      343,585
                                                              -----------

    TOTAL INCOME............................................    2,087,729
                                                              -----------

EXPENSES
Plan of distribution fee (Class A shares)...................        2,668
Plan of distribution fee (Class B shares)...................      246,241
Plan of distribution fee (Class C shares)...................      129,997
Investment management fee...................................      236,372
Transfer agent fees and expenses............................       37,234
Registration fees...........................................       36,381
Professional fees...........................................       34,076
Shareholder reports and notices.............................       18,669
Custodian fees..............................................        9,222
Trustees' fees and expenses.................................        6,010
Organizational expenses.....................................        5,169
Other.......................................................        1,207
                                                              -----------

    TOTAL EXPENSES..........................................      763,246
                                                              -----------

    NET INVESTMENT INCOME...................................    1,324,483
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................   (1,371,095)
Net change in unrealized depreciation.......................      306,626
                                                              -----------

    NET LOSS................................................   (1,064,469)
                                                              -----------

NET INCREASE................................................  $   260,014
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX
                                                        MONTHS ENDED     FOR THE YEAR
                                                          JULY 31,          ENDED
                                                            2000       JANUARY 31, 2000
---------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $ 1,324,483      $ 3,165,143
Net realized gain (loss)..............................   (1,371,095)       2,544,939
Net change in unrealized appreciation/depreciation....      306,626       (8,301,536)
                                                        ------------     -----------

    NET INCREASE (DECREASE)...........................      260,014       (2,591,454)
                                                        ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares....................................      (43,581)        (110,360)
    Class B shares....................................     (790,902)      (1,941,697)
    Class C shares....................................     (418,434)      (1,045,865)
    Class D shares....................................      (30,377)         (64,587)

Net realized gain
    Class A shares....................................      (56,866)         (43,576)
    Class B shares....................................   (1,253,186)      (1,326,124)
    Class C shares....................................     (665,326)        (704,451)
    Class D shares....................................      (34,043)         (32,473)
                                                        ------------     -----------

    TOTAL DIVIDENDS AND DISTRIBUTIONS.................   (3,292,715)      (5,269,133)
                                                        ------------     -----------

Net decrease from transactions in shares of beneficial
 interest.............................................  (17,822,638)      (1,380,107)
                                                        ------------     -----------

    NET DECREASE......................................  (20,855,339)      (9,240,694)

NET ASSETS:
Beginning of period...................................   90,096,009       99,336,703
                                                        ------------     -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $334,129 and $292,940, respectively)..............  $69,240,670      $90,096,009
                                                        ============     ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Balanced Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund seeks to achieve its objective by investing in investment grade fixed income securities and, to a lesser extent, common stock of companies which have a record of paying dividends and have the potential for increasing dividends and securities convertible into common stock. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2000 (unaudited) continued


comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2000 (unaudited) continued


net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $170,000 of which approximately $136,000 have been reimbursed. The balance has been absorbed by the Investment Manager. Such expenses have been deferred and were fully amortized as of March 27, 2000.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,001,111 at July 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2000 (unaudited) continued


expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the six months ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $105,698 and $5,711, respectively and received $3,089 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended July 31, 2000, aggregated $8,852,625 and $29,029,465, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $1,116,393, and $16,128,541, respectively.

For the six months ended July 31, 2000, the Fund incurred brokerage commissions of $10,348 with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 2000, included in the receivable for investments sold were $78,992 for unsettled trades with DWR.

For the six months ended July 31, 2000, the Fund incurred brokerage commissions of $1,995 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $800.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2000 (unaudited) continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                    FOR THE YEAR
                                                                    MONTHS ENDED                        ENDED
                                                                    JULY 31, 2000                 JANUARY 31, 2000
                                                              -------------------------       -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A SHARES
Sold........................................................     232,745   $  2,675,218          107,231   $  1,318,540
Reinvestment of dividends and distributions.................       7,009         79,144            7,646         93,149
Redeemed....................................................    (245,422)    (2,806,797)        (356,697)    (4,549,197)
                                                              ----------   ------------       ----------   ------------
Net decrease - Class A......................................      (5,668)       (52,435)        (241,820)    (3,137,508)
                                                              ----------   ------------       ----------   ------------
CLASS B SHARES
Sold........................................................   1,395,587     16,385,729        2,279,128     28,517,998
Reinvestment of dividends and distributions.................     127,666      1,438,383          188,825      2,303,538
Redeemed....................................................  (2,503,531)   (29,198,982)      (2,108,952)   (25,938,796)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) - Class B...........................    (980,278)   (11,374,870)         359,001      4,882,740
                                                              ----------   ------------       ----------   ------------
CLASS C SHARES
Sold........................................................      77,943        917,408          550,764      6,896,497
Reinvestment of dividends and distributions.................      86,075        970,468          127,098      1,552,569
Redeemed....................................................    (589,727)    (6,864,176)        (939,586)   (11,563,893)
                                                              ----------   ------------       ----------   ------------
Net decrease - Class C......................................    (425,709)    (4,976,300)        (261,724)    (3,114,827)
                                                              ----------   ------------       ----------   ------------
CLASS D SHARES
Sold........................................................       7,392         86,435           11,547        141,011
Reinvestment of dividends and distributions.................       5,543         62,677            7,958         97,060
Redeemed....................................................    (137,024)    (1,568,145)         (20,008)      (248,583)
                                                              ----------   ------------       ----------   ------------
Net decrease - Class D......................................    (124,089)    (1,419,033)            (503)       (10,512)
                                                              ----------   ------------       ----------   ------------
Net decrease in Fund........................................  (1,535,744)  $(17,822,638)        (145,046)  $ (1,380,107)
                                                              ==========   ============       ==========   ============

6. FEDERAL INCOME TAX STATUS

As of January 31, 2000, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE PERIOD
                                                            FOR THE SIX      FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                           MONTHS ENDED         ENDED              ENDED             THROUGH
                                                           JULY 31, 2000   JANUARY 31, 2000   JANUARY 31, 1999   JANUARY 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................      $11.80            $12.75             $12.41             $12.42
                                                               ------            ------             ------             ------

Income (loss) from investment operations:
 Net investment income...................................        0.23              0.47               0.46               0.25
 Net realized and unrealized gain (loss).................       (0.13)            (0.69)              0.87               0.32
                                                               ------            ------             ------             ------

Total income (loss) from investment operations...........        0.10             (0.22)              1.33               0.57
                                                               ------            ------             ------             ------

Less dividends and distributions from:
 Net investment income...................................       (0.24)            (0.47)             (0.47)             (0.26)
 Net realized gain.......................................       (0.32)            (0.26)             (0.52)             (0.32)
                                                               ------            ------             ------             ------

Total dividends and distributions........................       (0.56)            (0.73)             (0.99)             (0.58)
                                                               ------            ------             ------             ------

Net asset value, end of period...........................      $11.34            $11.80             $12.75             $12.41
                                                               ======            ======             ======             ======

TOTAL RETURN+............................................        0.85%(1)         (1.84)%            11.11%              4.60%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................        1.22%(2)(3)       1.20 %(3)          1.23%(3)           1.43%(2)
Net investment income....................................        4.06%(2)(3)       3.82 %(3)          3.73%(3)           3.92%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................      $2,038            $2,187             $5,448               $903

Portfolio turnover rate..................................          11%(1)            35 %               32%                21%

---------------------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

                                                                                              FOR THE PERIOD
                                        FOR THE SIX      FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                       MONTHS ENDED         ENDED              ENDED             THROUGH
                                       JULY 31, 2000   JANUARY 31, 2000   JANUARY 31, 1999   JANUARY 31, 1998
-------------------------------------------------------------------------------------------------------------
                                        (unaudited)
CLASS B SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period..............................      $11.77            $12.74             $12.41             $12.42
                                           ------            ------             ------             ------

Income (loss) from investment
 operations:
 Net investment income...............        0.19              0.38               0.38               0.20
 Net realized and unrealized gain
   (loss)............................       (0.13)            (0.71)              0.85               0.33
                                           ------            ------             ------             ------

Total income (loss) from investment
 operations..........................        0.06             (0.33)              1.23               0.53
                                           ------            ------             ------             ------

Less dividends and distributions
 from:
 Net investment income...............       (0.19)            (0.38)             (0.38)             (0.22)
 Net realized gain...................       (0.32)            (0.26)             (0.52)             (0.32)
                                           ------            ------             ------             ------

Total dividends and distributions....       (0.51)            (0.64)             (0.90)             (0.54)
                                           ------            ------             ------             ------

Net asset value, end of period.......      $11.32            $11.77             $12.74             $12.41
                                           ======            ======             ======             ======

TOTAL RETURN+........................        0.53%(1)         (2.69)%            10.32%              4.19%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................        1.97%(2)(3)       1.95 %(3)          1.99%(3)           2.16%(2)

Net investment income................        3.31%(2)(3)       3.07 %(3)          2.97%(3)           3.15%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................     $43,545           $56,827            $56,919            $34,021

Portfolio turnover rate..............          11%(1)            35 %               32%                21%

---------------------
 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

                                                                                                                  FOR THE PERIOD
                                               FOR THE SIX              FOR THE YEAR ENDED JANUARY 31            MARCH 28, 1995*
                                              MONTHS ENDED     -----------------------------------------------       THROUGH
                                             JULY 31, 2000++   2000++       1999++       1998**++       1997     JANUARY 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                               (unaudited)
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period.......        $11.78       $12.74       $12.41       $11.57        $11.34        $10.00
                                                  -------      -------      -------      -------       -------       -------
Income (loss) from investment operations:
 Net investment income.....................          0.19         0.38         0.38         0.42          0.36          0.38
 Net realized and unrealized gain (loss)...         (0.13)       (0.70)        0.85         1.23          0.50          1.30
                                                  -------      -------      -------      -------       -------       -------
Total income (loss) from investment
 operations................................          0.06        (0.32)        1.23         1.65          0.86          1.68
                                                  -------      -------      -------      -------       -------       -------
Less dividends and distributions from:
 Net investment income.....................         (0.19)       (0.38)       (0.38)       (0.40)        (0.38)        (0.33)
 Net realized gain.........................         (0.32)       (0.26)       (0.52)       (0.41)        (0.25)        (0.01)
                                                  -------      -------      -------      -------       -------       -------
Total dividends and distributions..........         (0.51)       (0.64)       (0.90)       (0.81)        (0.63)        (0.34)
                                                  -------      -------      -------      -------       -------       -------
Net asset value, end of period.............        $11.33       $11.78       $12.74       $12.41        $11.57        $11.34
                                                  =======      =======      =======      =======       =======       =======
TOTAL RETURN+..............................          0.52%(1)    (2.62)%      10.32%       14.42%         7.82%        16.93%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................          1.97%(2)(4)  1.95%(4)     1.94%(4)     2.07%         1.88%(3)        --%(2)(3)
Net investment income......................          3.31%(2)(4)  3.07%(4)     3.02%(4)     3.30%         3.49%(3)      5.27%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....       $23,577      $29,535      $35,291      $30,402       $48,284       $31,252
Portfolio turnover rate....................            11%(1)       35%          32%          21%           21%            3%(1)

---------------------
 *  Commencement of operations.
 ** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Advisors Inc. serves as Investment Manager ("Morgan Stanley Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.19% and 3.18%, respectively, for the year ended January 31, 1997 and 2.69% and 2.58%, respectively, for the period ended January 31, 1996.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.
                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

                                                                                                               FOR THE PERIOD
                                                         FOR THE SIX      FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                        MONTHS ENDED         ENDED              ENDED             THROUGH
                                                        JULY 31, 2000   JANUARY 31, 2000   JANUARY 31, 1999   JANUARY 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                         (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................     $11.79            $12.75             $12.42             $12.42
                                                           ------            ------             ------             ------
Income (loss) from investment operations:
 Net investment income................................       0.25              0.50               0.48               0.26
 Net realized and unrealized gain (loss)..............      (0.14)            (0.70)              0.87               0.33
                                                           ------            ------             ------             ------
Total income (loss) from investment operations........       0.11             (0.20)              1.35               0.59
                                                           ------            ------             ------             ------
Less dividends and distributions from:
 Net investment income................................      (0.25)            (0.50)             (0.50)             (0.27)
 Net realized gain....................................      (0.32)            (0.26)             (0.52)             (0.32)
                                                           ------            ------             ------             ------
Total dividends and distributions.....................      (0.57)            (0.76)             (1.02)             (0.59)
                                                           ------            ------             ------             ------
Net asset value, end of period........................     $11.33            $11.79             $12.75             $12.42
                                                           ======            ======             ======             ======
TOTAL RETURN+.........................................       0.98%(1)         (1.63)%            11.27%              4.79%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................       0.97%(2)(3)       0.95%(3)           0.99%(3)           1.16%(2)
Net investment income.................................       4.31%(2)(3)       4.07%(3)           3.97%(3)           4.15%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............        $80            $1,546             $1,679                $10
Portfolio turnover rate...............................         11%(1)            35%                32%                21%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED INCOME FUND

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
BALANCED
INCOME FUND


Semiannual Report
July 31, 2000

[PHOTO]